UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 27, 2004

Open Solutions Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-02333-56	22-3173050
(Commission File Number)	(IRS Employer Identification No.)

300 Winding Brook Drive, Glastonbury, CT	06033
(Address of Principal Executive Offices)	(Zip Code)

(860) 652-3155
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURE

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On December 27, 2004, Open Solutions Inc. (the “Company”) received notice that Douglas C. Carlisle and David Dame would resign from the Company’s board of directors, effective December 31, 2004. Mr. Carlisle was a member of the Company’s Compensation and Nominations Committees, and Mr. Dame was a member of the Company’s Nominations Committee.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2004	OPEN SOLUTIONS INC.

	By:	/s/ Carl D. Blandino Carl D. Blandino Senior Vice President, Chief Financial Officer and Treasurer